UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2005

METASUN ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50903

(Commission File Number)

47-0930829

(IRS Employer Identification No.)

201-1040 West 8th Avenue, Vancouver, British Columbia, ;Canada V6H 1C4

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.739.1048

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 Departure of Directors or Principal Officers; Election of Directors’ Appointment of Principal Officers.

The registrant has received the written resignation of Alastair Anderson as a director of our company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METASUN ENTERPRISES, INC.

By:	/s/ Chad DeGroot

Chad DeGroot

Title: President, Chief Executive Officer and Treasurer

Date: December 19, 2005